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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported)       August 9, 2004
                                                  ------------------------------

                             VendingData Corporation
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             (Exact name of Registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-25855                                            91-1696010
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

6830 Spencer Street, Las Vegas, Nevada                       89119
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code      (702) 733-7195
                                                    ----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

         Exhibit 99.01. The press release of VendingData Corporation (the "Company") dated August 9, 2004, announcing the results for the period ended June 30, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 9, 2004, the Company issued a press release announcing its financial results for the period ended June 30, 2004. A copy of the press release is attached to the Current Report as Exhibit 99.01. The press release may also be found in the "Investors" section of the Company's web site at www.vendingdata.com.

         The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VENDINGDATA CORPORATION
                                       (Registrant)



Date:  August 9, 2004                  By: /s/ Steven J. Blad
                                           -------------------------------------
                                           Steven J. Blad
                                           Chief Executive Officer and President



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                                  EXHIBIT INDEX

Exhibit No.       Description
-------------     ---------------------------------------------------------

99.01 Press Release issued by VendingData Corporation dated August 9, 2004 (announcing results for the period ended June 30, 2004).